EXHIBIT 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Ralph Salvagno, Chief Executive Officer and Chief Financial Officer of PetLife Pharmaceuticals, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10-K of the Company for the year ended August 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 14, 2017	By:	/s/ Ralph Salvagno
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Accounting Officer)